                                                                Exhibit 10.22


              AMENDMENT NO 3, CONSENT AND WAIVER dated as of August 4, 1997 (this "Amendment"), to the Credit Agreement dated as of August 23, 1995, as amended by Amendment No. 1 thereto dated as of December 31, 1995, and Amendment No. 2 thereto dated as of December 31, 1996 (the "Credit Agreement"), among JOHNSTOWN AMERICA INDUSTRIES INC., a Delaware corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), THE CHASE MANHATTAN BANK, a New York banking corporation formerly known as Chemical Bank, as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, THE FIRST NATIONAL. BANK OF BOSTON and THE FIRST NATIONAL BANK OF CHICAGO, as co-agents (in such capacity, the "Co-Agents"), and THE CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation formerly known as Chemical Bank Delaware, as Issuing Bank (as defined in the Credit Agreement).

         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. The Borrower has informed the Administrative Agent that it proposes (i) to issue up to $100,000,000 aggregate principal amount of its 11-3/4% Series B Senior Subordinated Notes due 2005 (the "Additional Subordinated Notes") having covenants, events of default and other terms and provisions (including with respect to the subordination thereof) substantially identical to the Borrower's existing Subordinated Notes and
(ii) concurrently with the issuance of the Additional Subordinated Notes and conditioned thereupon, to permanently reduce the Total Revolving Credit Commitment from $100,000,000 to $75,000,000 (the "Commitment Reduction").

         C. The Borrower has requested that the Required Lenders (i) consent to the issuance by the Borrower of the Additional Subordinated Notes, (ii) waive compliance by the Borrower with the provisions of Section 6.01 of the Credit Agreement to the extent necessary to allow the issuance of the Additional Subordinated Note, (iii) waive the irrevocable notice required by Section 2.09(b) of the Credit Agreement in connection with the Commitment Reduction,
(iv) waive any prepayment of Term Loans that would otherwise be required in respect of the year ending December 31, 1997, under Section 2.13(e) (Excess Cash
Flow) of the Credit Agreement and (v) agree to amend certain provisions of the Credit Agreement as set forth herein.

         D. The Required Lenders are willing so to amend the Credit Agreement and to grant such consent and waivers pursuant to the terms and subject to the conditions set forth herein.

         E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

              SECTION 1. CONSENT AND WAIVERS. (a) The Required Lenders hereby consent to the issuance by the Borrower of the Additional Subordinated Notes, PROVIDED that the Net Cash Proceeds thereof are used to prepay the Term Loans pursuant to and in accordance with Section 2.13 of the Credit Agreement.

         (b) The Required Lenders hereby waive (i) compliance by the Borrower with the provisions of Section 6.01 of the Credit Agreement to the extent, and only to the extent, necessary to permit the issuance by the Borrower of the Additional Subordinated Notes, (ii) the three Business Days' prior irrevocable notice required by Section 2.09(h) of the Credit Agreement with respect to the Commitment Reduction and (iii) compliance by the Borrower with Section 2.13(e) of the Credit Agreement with respect to the year ending December 31, 1997.

              SECTION 2. AGREEMENT. The Borrower hereby agrees to apply 100% of the Net Cash Proceeds of the Additional Subordinated Notes to prepay outstanding Term Loans in accordance with Section 2.13 of the Credit Agreement. In connection therewith, the Borrower hereby elects, pursuant to Section 2.13(h) of the Credit Agreement, to apply such Net Cash Proceeds initially to the scheduled installments of principal of the Term Loans coming due on September 30, 1997, and December 31, 1997.

              SECTION 3.     AMENDMENT TO SECTION 6.10 OF THE CREDIT AGREEMENT.
    Section 6.10 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              SECTION 6.10  TOTAL DEBT RATIO.   Permit the ratio of (i) Total
    Debt as of the last day of any fiscal quarter ending on any date or during any period set forth below to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date, to be in excess of the ratio set forth below opposite such date or period:

              Date or Period                          Ratio
              --------------                          -----

         June 30, 1997 through and
           including September 30, 1997               5.75 to 1

         December 3l, 1997                            5.50 to 1

         March 31, 1998 through
           and including June 30, 1998                5.25 to 1

         September 30, 1998 through
           and including December 31, 1999            5.00 to 1

         March 31, 2000 through
           and including December 31, 2000            4.75 to 1

         March 31, 2001 through
           and including December 31, 2001            4.25 to 1

         March 31, 2002 and thereafter                3.75 to 1

         SECTION 4.     AMENDMENT TO SECTION 6.11 OF THE CREDIT AGREEMENT
Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "SECTION 6.11.  INTEREST COVERAGE RATIO.  Permit the ratio of
    (i) Consolidated EBITDA minus Consolidated Capital Expenditures to
    (ii) Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on any date or during any period set forth below to be less than the ratio set forth below opposite such date or period:

              Date or Period                               Ratio
              ---------------                              -----

         June 30, 1997 through
           and including December 31, 1997                 1.30 to 1

         March 31, 1998 through and
           including June 30, 1998                         1.35 to 1

         September 30, 1998                                1.40 to 1

         December 31, 1998 through
           and including December 31, 2001                 1.50 to 1"

         March 31, 2002 and thereafter                     1.75 to 1

         SECTION 5.     AMENDMENT TO SECTION 6.12 OF THE CREDIT AGREEMENT.
Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "SECTION 6.12  NET WORTH.  Permit Consolidated Net Worth on
    (a) June 30, 1997, to be less than $53,000,000, or (b) on the last day of any fiscal quarter ending after June 30, 1997, to be less than the sum of
    (i) $53,000,000 plus (ii) 50% of the cumulative amount of positive Consolidated Net Income for each fiscal quarter after June 30, 1997."

         SECTION 6. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement will be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default will have occurred and be continuing.

         SECTION 7. AMENDMENT FEE. The Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender that delivers to the Administrative Agent on or prior to August 4, 1997, a validly executed counterpart hereof, an amendment fee (the "Amendment Fee") equal to 0.10% of the aggregate outstanding amount of the sum of the Loans (other than Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments of such Lender. The Amendment Fee will be payable by wire transfer of immediately available funds concurrently with the prepayment of Term Loans contemplated by Section 2 hereof, and shall be calculated after giving effect to the Commitment Reduction and such prepayment of Term Loans. Once paid, no portion of the Amendment Fee shall be refundable.

         SECTION 8. EFFECTIVENESS; COMMITMENT REDUCTION. (a) This Amendment shall become effective at such time as the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower and the Required Lenders.

         (b) The consent and waivers contained in Section 1 hereof and the agreement and amendments contained in Sections 2, 3 and 4 hereof shall cease to be effective if Additional Subordinated Notes in an aggregate principal amount of not less than $50,000,000 shall not have been issued on or prior to September 30, 1997.

         (c) Upon the issuance of the Additional Subordinated Notes on or prior to September 30, 1997, the Total Revolving Credit Commitment shall be reduced from $100,000,000 to $7,000,000.

         SECTION 9. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein and shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 10. EXPENSES. The Borrower agrees to pay the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                  JOHNSTOWN AMERICA INDUSTRIES, INC.,

                                  by
                                       /s/ David W. Riesmeyer
                                  --------------------------------------------
                                  Name: David W. Riesmeyer
                                  Title:  Vice President & Treasurer

                                  THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Swingline Lender,

                                  by
                                       /s/ Julie S. Long
                                  --------------------------------------------
                                  Name: Julie S. Long
                                  Title:  Vice President

                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  individually and as Co-Agent

                                  by
                                       /s/ Dexter Freeman
                                  --------------------------------------------
                                  Name: Dexter Freeman
                                  Title: Director

                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  individually and as Co-Agent

                                  by
                                       /s/ Karen F. Kizer
                                  --------------------------------------------
                                  Name: Karen F. Kizer
                                  Title: Senior Vice President

                                  THE BANK OF NEW YORK

                                  by
                                       /s/ John C. Lambert
                                  --------------------------------------------
                                  Name: John C. Lambert
                                  Title:  Vice President

                                  THE BANK OF NOVA SCOTIA,

                                  by
                                       /s/ F.C.H. Ashby
                                  --------------------------------------------
                                  Name: F.C.H. Ashby
                                  Title: Senior Manager Loan Operations

                                  CANADIAN IMPERIAL BANK OF COMMERCE, ATLANTA
                                  AGENCY,

                                  by
                                       /s/ William J. Koslo, Jr.
                                  --------------------------------------------
                                  Name: William J. Koslo, Jr.
                                  Title: Director


                                  CAISSE NATIONALE DE CREDIT AGRICOLE

                                  by
                                       /s/ Katherine L. Abbott
                                  --------------------------------------------
                                  Name: Katherine L. Abbott
                                  Title: First Vice President

                                  CREDIT LYONNAIS CHICAGO BRANCH,

                                  by
                                       /s/ Matthew Kirst
                                  --------------------------------------------
                                  Name: Matthew Kirst
                                  Title: Vice President

                                  CREDITANSTALT CORPORATE FINANCE, INC.,

                                  by
                                       /s/ Christina T. Schoen
                                  --------------------------------------------
                                  Name: Christina T. Schoen
                                  Title:  Vice President


                                  by
                                       /s/ Richard P. Buckanavage
                                  --------------------------------------------
                                  Name: Richard P. Buckanavage
                                  Title:  Vice President

                                  FIRST SOURCE FINANCIAL LLP,

                                  by   FIRST SOURCE FINANCIAL, INC., its
                                       Agent/Manager

                                  by
                                       /s/ James W. Wilson
                                  --------------------------------------------
                                  Name: James W. Wilson
                                  Title: Senior Vice President

                                  THE FUJI BANK LIMITED, CHICAGO BRANCH,

                                  by
                                       /s/ Peter L. Chinnici
                                  --------------------------------------------
                                  Name: Peter L. Chinnici
                                  Title: Joint General Manager

                                  JOHNSTOWN BANK & TRUST COMPANY,

                                  by
                                       /s/ Roger D. Landers
                                  --------------------------------------------
                                  Name: Roger D. Landers
                                  Title:  Vice President

                                  MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                  INC.,

                                  by
                                      /s/ Gilles Marchand, CFA
                                  --------------------------------------------
                                  Name: Gilles Marchand, CFA
                                  Title: Authorized Signatory

                                  THE MITSUBISHI TRUST AND BANKING CORPORATION,

                                  by
                                       /s/ Genichiro Chiba
                                  --------------------------------------------
                                  Name: Genichiro Chiba
                                  Title: Deputy General Manager

                                  NATIONAL BANK OF CANADA,

                                  by
                                       /s/ C.F. "Boot" Martin, Jr.
                                  --------------------------------------------
                                  Name: C.F. "Boot" Martin, Jr.
                                  Title:  Vice President & Branch Mgr.


                                  by
                                       /s/ William W. Mucker
                                  --------------------------------------------
                                  Name: William W. Mucker
                                  Title: Assistant Vice President


                                  NBD BANK,

                                  by
                                       /s/ Karen F. Kizer
                                  --------------------------------------------
                                  Name: Karen F. Kizer
                                  Title: Senior Vice President

                                  THE NORTHERN TRUST COMPANY,

                                  by
                                       /s/ David Sullivan
                                  --------------------------------------------
                                  Name: David Sullivan
                                  Title: Officer

                                  THE SUMITOMO TRUST AND BANKING CO., LTD.,

                                  by
                                       /s/ Suraj P. Bhatia
                                  --------------------------------------------
                                  Name:  Suraj P. Bhatia
                                  Title: Senior Vice President & Manager,
                                         Corporate Finance Dept.

                                  UNION BANK OF CALIFORNIA, N.A., successor in interest to Union Bank, a California Bank,


                                  by
                                       /s/ Richard P. Degrey
                                  --------------------------------------------
                                  Name: Richard P. Degrey
                                  Title:  Vice President

                                  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST,

                                  by
                                       /s/ Jeffrey W. Maillet
                                  --------------------------------------------
                                  Name: Jeffrey W. Maillet
                                  Title: Senior Vice President & Director

                                  THE YASUDA TRUST & BANKING COMPANY, LTD.,
                                  CHICAGO BRANCH,

                                  by
                                       /s/ Joseph C. Meek
                                  --------------------------------------------
                                  Name: Joseph C. Meek
                                  Title: Deputy General Manager

                                  STRATA FUNDING LTD.,

                                  by
                                       /s/ John H. Cullinane
                                  --------------------------------------------
                                  Name: John H. Cullinane
                                  Title: Director

                                  MERRILL LYNCH PRIME RATE PORTFOLIO,

                                  by   MERRILL LYNCH PRIME ASSET MANAGEMENT,
                                       L.P., as Investment Advisor


                                  by
                                       /s/ Gilles Marchand
                                  --------------------------------------------
                                  Name: Gilles Marchand, CFA
                                  Title: Authorized Signatory

                                  CERES FINANCE LTD.,

                                  by
                                       /s/ John H. Cullinane
                                  --------------------------------------------
                                  Name: John H. Cullinane
                                  Title: Director

                                  KEYPORT LIFE INSURANCE  COMPANY,

                                  by   CHANCELLOR L.G.T. SENIOR SECURED
                                       MANAGEMENT, INC. AS PORTFOLIO ADVISOR

                                  by
                                       /s/ Gregory L. Smith
                                  --------------------------------------------
                                  Name: Gregory L. Smith
                                  Title:  Vice President

                                  AERIES FINANCE LTD.,

                                  by
                                       /s/ Andrew Ian Wignall
                                  --------------------------------------------
                                  Name: Andrew Ian Wignall
                                  Title: Director

                                  LEHMAN COMMERCIAL PAPER, INC.,

                                  by
                                       /s/ Michele Swanson
                                  --------------------------------------------
                                  Name: Michele Swanson
                                  Title: Authorized Signatory

                                  SBS SWAPS,

                                  by
                                       /s/ J. Gregg Whittaker
                                  --------------------------------------------
                                  Name: J. Gregg Whittaker
                                  Title: Authorized Signatory

                                  SPS TRADES,

                                  by
                                       /s/ William J. Bokos
                                  --------------------------------------------
                                  Name: William J. Bokos
                                  Title: Authorized Signatory